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                                  EXHIBIT 10.2
                                  ------------

                          NONQUALIFIED STOCK OPTION AND
                       STOCK APPRECIATION RIGHTS AGREEMENT


         THIS AGREEMENT, made and executed this 28th day of January, 1991, between HORIZON BANCORP, an Indiana corporation and registered bank holding company ("Company") and CRAIG M. DWIGHT, an employee of the Company or one of its subsidiaries ("Employee").

                                   WITNESSETH:

         WHEREAS, the Board of Directors of the Company ("Board") has authorized the Compensation Committee of the Board ("Committee") to grant options to acquire the Company's stock and stock appreciation rights in tandem therewith, to employees of the Company and its subsidiaries who, on the date of the grant of such options and rights, are not subject to the provisions of Section 16(b)(3) of the Securities Exchange Act of 1934; and

         WHEREAS, the grant of such options and rights will promote the interests of the Company and its shareholders by encouraging employees, upon whose judgment, initiative and industry the Company is largely dependent for the successful conduct and growth of its business, to continue their association with the Company by providing additional incentive and opportunity for industry and efficiency through stock ownership; and

         WHEREAS, it is the view of the Company that this goal may be achieved by granting nonqualified stock options and stock appreciation rights to employees from time to time; and

         WHEREAS, the Employee has been designated by the Committee as an employee to whom a stock option and related stock appreciation rights should be granted, as determined from the duties performed, the initiative and industry of the Employee, the nature of his service, and his potential contribution to the future development, growth and prosperity of the Company;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Employee hereby agree as follows:

         1. GRANT OF OPTION. The Company grants to the Employee the right and option ("Option") to purchase all or any part of an aggregate of 1,200 shares of no par value common stock of the Company subject to the terms and conditions of this Agreement.

         2. OPTION PRICE. The purchase price of the shares of common stock represented by this Option shall be $13.50 per share.

         3. TERM. The term of the Option shall be ten (10) years from the date of this Agreement, subject to earlier termination as provided in this Agreement.

         4. NONTRANSFERABILITY. The Option shall not be assignable or transferable by the Employee except by will or by the laws of descent and distribution. The Option shall not be pledged or hypothecated in any way, nor shall it be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge or other disposition of the Option in violation of this provision or the levy of execution, attachment or similar process upon the Option shall be null and void and without effect, and shall cause the Option to be terminated.

         5. EXERCISE OF OPTION. The Option may not be exercised in whole or in part after the expiration of ten (10) years from the date of this Agreement. Subject to the foregoing, the



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Option may not be exercised during the first year of this Agreement; after the first year and through the second year, the Option may be exercised as to not more than twenty percent (20%) of the total option shares; through the third year as to not more than forty percent (40%) of the total option shares; through the fourth year as to not more than sixty percent (60%) of the total option shares; through the fifth year as to not more than eighty percent (80%) of the total option shares; and during the sixth year and at any time and from time to time thereafter during the remaining term of the Option as to all or any part of the option shares. Notwithstanding the preceding sentence, the Option may be exercised in full in the event of a change in control of the Company or upon the death of the Employee, as provided in paragraph 7(b), below. For purposes of this Agreement, a "change in control of the Company" shall be deemed to have occurred if any person or entity, other than the Company, any person who on the day hereof is an officer or director of the Company or the Company's tax-qualified employee stock ownership plan, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities; or, during any period of two (2) consecutive years during the term of this Agreement, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved by directors representing at least a majority of the directors then in office who were directors at the beginning of the period.

         The Option may be exercised during the lifetime of the Employee only by the Employee.

         Full payment for the shares purchased shall be made at the time of exercising the Option in whole or in part. Such payment may be made either (a) in cash, or (b) in the discretion of the Committee, by delivering shares of stock to the Company (the "Delivered Stock"), or a combination of cash and Delivered Stock. Delivered Stock shall be valued at its fair market value determined as of the date of the exercise of the option. No shares shall be issued until full payment for them has been made.

         6. RESTRICTIVE LEGEND. The Employee hereby declares that it is his intention to hold all shares acquired as a result of this Option for investment and not with a view to resale or distribution to the public and agrees that all certificates for such shares shall bear the following legend:

         "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Exchange Act of 1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

or such other terms as shall be approved by the Committee in conjunction with counsel to the Company.

         7. EARLY TERMINATION OF OPTION.

                  (a) All rights to exercise the exercisable portion of this Option shall terminate thirty (30) days after the Employee's employment with the Company or its subsidiaries terminates for any reason other than death. A substantial reduction in duties and responsibilities of the optionee from those held at the time of this grant may be considered as termination by the Board of Directors. An optionee's rights to exercise options may be terminated prior to the expiration of the thirty (30) day period, or at any time during the period of this Plan only with the written consent of the optionee. For






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         purpose of this Agreement, the term "subsidiary" shall mean any banking institution or other corporation more than fifty percent (50%) of whose total combined voting stock of all classes is held by the Company or by another corporation which qualifies as a subsidiary within this definition. Transfer from the Company to a subsidiary or vice versa, or from one subsidiary to another, shall not be deemed termination of employment.

                  (b) If the Employee dies while employed by the Company or its subsidiaries, the Option shall be exercisable in full within one (1) year after the date of his death at which time the Option or any portion thereof remaining unexercised shall terminate. During the one
         (1) year period immediately following the death of the Employee, the Option may be exercised in full, subject to the limitations of this Option, by the personal representatives of his estate or by his legatees or heirs; provided, however, this Option shall not be exercised after the expiration of ten (10) years from the date of this Agreement.

         8. STOCK APPRECIATION RIGHTS

                  (a) A stock appreciation right ("SAR") as to shares of the Company's stock is hereby granted to the Employee in conjunction with the Option. The SAR granted hereby shall (i) expire when the Option expires, (ii) become transferable only when the Option is transferable and under the same conditions, and (iii) become exercisable only when and to the extent that the Option is eligible to be exercised. The "economic value" of the SAR (as defined in subparagraph (c) hereof) may not exceed one hundred percent (100%) of the difference between the exercise price of the number of shares covered by the Option and the fair market value of such shares determined as of the date the SAR is exercised, and the SAR may only be exercised when such fair market value exceeds such exercise price.

                  (b) The SAR may be exercised by the Employee by surrendering the Option or applicable portion thereof. As provided in subparagraph
         (a) above, the SAR shall be exercisable at such time or times and only the extent that the Option is exercisable. If the Employee is an officer or director of the Company, the SAR may be exercised, and elections to receive cash in settlement thereof may be made, only during such periods of time as may be allowed under Rule 16b-3 of the Securities Exchange Act of 1934, as amended. The Option shall no longer be exercisable to the extent that it is surrendered upon exercise of the SAR.

                  (c) Upon exercise of the SAR and surrender of the corresponding Option, the Employee shall become entitled to receive the economic value of the SAR. Such economic value shall be equal to the excess of the fair market value (determined on the date of exercise of the SAR) of one (1) share of stock over the option price per share specified in paragraph 2 of this Agreement, multiplied by the number of shares with respect to which the SAR shall have been exercised.

                  (d) Upon exercise of the SAR, the Employee shall receive the economic value thereof in cash, in shares of Company stock, or any combination thereof. The Committee shall have the sole discretion either to determine the form in which such payment of economic value is to be made or to consent to or disapprove of the election of the Employee to receive cash in full or partial payment of such value.

                  (e) Upon exercise of the Option or applicable portion thereof, the SAR or applicable portion thereof shall be deemed to have been exercised and shall expire.




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         9. CHANGE IN STOCK. In the event of any change in the common stock of the Company through stock dividends, split-ups, recapitalizations, reclassifications, or otherwise, or in the event that other stock shall be substituted for the present common stock of the Company as the result of any merger, consolidation or reorganization, then the Company shall make appropriate adjustment or substitution in the number, kind and determination in this respect shall be final and conclusive upon all parties.

         IN WITNESS WHEREOF, the Company and the Employee have caused this Nonqualified Stock Option and Stock Appreciation Rights Agreement to be executed on the day and year first above written, which is the date on which the Option is granted.



                                              HORIZON BANCORP


ATTEST:

                                              By: /s/ Robert C. Dabagia
By: /s/ Thomas P. McCormick
Secretary

                                              EMPLOYEE



                                              By: /s/ Craig M. Dwight


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